                                EXHIBIT 99
                                             [OLD KENT LOGO]

                                             OLD KENT FINANCIAL CORPORATION
                                             111 Lyon Street NW
                                             Grand Rapids, MI 49503-2406
     NEWS RELEASE
NASDAQ:   OKEN

FOR RELEASE: Immediate
DATE:        July 16, 1998
CONTACT:     Albert T. Potas
             Senior Vice President, Controller
             (616) 771-1931


      REVENUE GROWTH DRIVES OLD KENT EARNINGS FOR SECOND QUARTER 1998

     GRAND RAPIDS, MICHIGAN   --   Old Kent Financial Corporation reported
diluted earnings per share of $.52 for the quarter ended June 30, 1998 (as adjusted for the effect of a 5% stock dividend to be paid July 17, 1998.) Excluding security transactions and non-recurring items, this represented a 22% increase in diluted earnings per share over the second quarter of 1997. Net income for the three months ended June 30, 1998 was $50.0 million compared to $52.8 million for the same period in 1997 (which included a one-time $10.6 million after-tax gain on sale of credit card loans.) The returns on average total equity and average total assets were 20.47% and 1.43% respectively, for the quarter ended June 30, 1998. Excluding the effect of the large credit card sale gain, last year's second quarter return on average equity was 16.67% and the return on average total assets was 1.28%.

     David Wagner, Chairman, President and CEO, said "revenue growth was the main-stay of Old Kent's improvement in core earnings." Excluding non-recurring items and security transactions, second quarter 1998 total revenues were 10% more than in the year-ago quarter. Non-interest revenues increased by 30% from the second quarter of 1997 and represented 40% of total revenues for the three months ended June 30, 1998 compared to 33% for the same period last year. Mortgage banking revenues increased to $36.9 million, up nearly 50%. Trust and investment management fees were 15% more. Deposit account revenues were up 19% and all other non-interest revenues increased by 14%. Net interest income increased modestly due to changes in earning asset mix which included a decrease in total loans.
The decrease was the result of residential mortgage loan runoff and the implementation of strategies aimed at improving profitability by exiting or altering certain consumer lending activities.

     Mr. Wagner stated that Old Kent's pending acquisition of First Evergreen Corporation was on track to be consummated in the fourth quarter of 1998. He added that, as of June 30, 1998, Old Kent had completed the 6 million share stock repurchase program authorized in June 1997. The Corporation also initiated repurchases pursuant to a June 1998 authorization which permits the repurchase of up to 6 million shares by July 1999. As in past programs, most of the shares repurchased under this most recent authorization are intended for use in connection with anticipated future stock dividends under a plan of quarterly, ratable reacquisition.


                                -  more  -

     Old Kent is a bank holding company headquarter in Grand Rapids, Michigan. It operates 223 full service banking offices in Michigan and Illinois, and 125 mortgage lending sites located in 30 states. At June 30, 1998, Old Kent had total assets of approximately $13.7 billion.

                                                                                                PERCENTAGE
EARNINGS SUMMARY:                                        1998                 1997 <FA>           CHANGE
-----------------                                        ----                 ---------           ------
QUARTER ENDED JUNE 30:
Basic Earnings per Share                                $.053                     $0.53              -
Diluted Earnings per Share                               0.52                      0.52              -
Net Income                                        $49,955,000               $52,811,000            -5.4%

SIX MONTHS ENDED JUNE 30:
Basic Earnings per Share                                $1.01                     $0.93             8.6%
Diluted Earnings per Share                               1.00                      0.92             8.7%
Net Income                                        $96,129,000               $93,815,000             2.5%


BALANCE SHEET DATA AT JUNE 30:
Commercial Loans                               $5,179,399,000            $4,873,075,000             6.3%
Consumer Loans                                  2,325,937,000             2,561,520,000            -9.2%
Residential Mortgage Loans                        637,525,000               914,631,000           -30.3%
Total Loans                                     8,142,861,000             8,349,226,000            -2.5%
Total Interest-earning Assets                  12,513,265,000            12,184,398,000             2.7%
Core Deposits                                   9,500,924,000             9,329,964,000             1.8%
Total Deposits                                 10,480,979,000            10,262,191,000             2.1%
Total Assets                                   13,740,071,000            13,360,838,000             2.8%
Shareholders' Equity                              964,706,000             1,047,936,000            -7.9%

<FA> ADJUSTED TO REFLECT A TWO-FOR-ONE (100 PERCENT) STOCK SPLIT PAID
     DECEMBER 15, 1997, AND A FIVE PERCENT STOCK DIVIDEND PAYABLE JULY 17,
     1998

                                   # # #

[OLD KENT LOGO]
       FINANCIAL CORPORATION

  SECOND QUARTER 1998                                      CONSOLIDATED KEY FINANCIAL DATA
                                                         THREE MONTHS ENDED
[AMOUNT IN THOUSANDS,                   -------------------------------------------------------
   EXCEPT PER SHARE DATA]                                                        CHANGE FROM:       SIX MONTHS ENDED JUNE 30,
                                                                              -----------------     ------------------------------
                                         JUNE 30     MARCH 31     JUNE 30      PRIOR     YEAR                              PERCENT
KEY STATISTICS                            1998         1998       1997<FA>    QUARTER    AGO          1998      1997<FA>   CHANGE
----------------------------------------------------------------------------------------------------------------------------------
SUMMARY INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
Taxable equivalent interest income. .   $261,807     $264,874     $256,795     (1.2)%     2.0 %     $526,681    $503,867     4.6 %
Interest income . . . . . . . . . . .    260,532      263,666      255,198     (1.2)      2.1        524,198     500,306     4.8
Interest expense. . . . . . . . . . .    128,587      129,411      123,708     (0.6)      3.9        257,998     239,925     7.5
                                        --------     --------     --------                          --------    --------
   Net interest income. . . . . . . .    131,945      134,255      131,490     (1.7)      0.3        266,200     260,381     2.2
                                        --------     --------     --------                          --------    --------
Provision for credit losses . . . . .     11,358       15,081       11,740    (24.7)     (3.3)        26,439      21,962    20.4
                                        --------     --------     --------                          --------    --------
   Mortgage banking revenues - net. .     36,867       29,905       24,817     23.3      48.6         66,772      43,627    53.1
   Trust revenues . . . . . . . . . .     14,807       14,042       12,841      5.4      15.3         28,849      25,693    12.3
   Service charges. . . . . . . . . .     13,941       13,512       11,708      3.2      19.1         27,453      23,139    18.6
   Insurance sales revenues . . . . .      4,783        5,560        3,281    (14.0)     45.8         10,343       6,775    52.7
   ATM revenues . . . . . . . . . . .      1,667        1,474        1,600     13.1       4.2          3,141       2,565    22.5
   Brokerage revenues . . . . . . . .      1,462        1,065          697     37.3     109.8          2,527       1,508    67.6
   Securities gains/(losses). . . . .      2,250          105         (774)      nm        nm          2,355      (1,411)     nm
   Nonrecurring and OREO income . . .      1,331        6,002       17,698       nm        nm          7,333      20,285      nm
   Other. . . . . . . . . . . . . . .     10,539       10,874       10,617     (3.1)     (0.7)        21,413      20,292     5.5
                                        --------     --------     --------                          --------    --------
Total other income. . . . . . . . . .     87,647       82,539       82,485      6.2       6.3        170,186     142,473    19.5
                                        --------     --------     --------                          --------    --------
   Salaries and employee benefits . .     66,844       69,218       62,054     (3.4)      7.7        136,062     123,578    10.1
   Occupancy expense. . . . . . . . .      9,100        9,062        8,425      0.4       8.0         18,162      17,042     6.6
   Equipment expense. . . . . . . . .      8,165        7,897        7,016      3.4      16.4         16,062      13,633    17.8
   Advertising and promotion. . . . .      2,897        2,163        2,830     33.9       2.4          5,060       4,857     4.2
   Amortization of goodwill and
     intangibles. . . . . . . . . . .      3,341        3,368        3,340     (0.8)      0.0          6,709       6,710    (0.0)
   Nonrecurring and OREO expenses . .        416          167        2,079       nm        nm            583       2,306      nm
   Other. . . . . . . . . . . . . . .     41,080       39,047       36,118      5.2      13.7         80,127      70,749    13.3
                                        --------     --------     --------                          --------    --------
Total other expense . . . . . . . . .    131,843      130,922      121,862      0.7       8.2        262,765     238,875    10.0
                                        --------     --------     --------                          --------    --------




Income before income taxes. . . . . .     76,391       70,791       80,373      7.9      (5.0)       147,182     142,017     3.6
Income taxes. . . . . . . . . . . . .     26,436       24,617       27,562      7.4      (4.1)        51,053      48,202     5.9
                                        --------     --------     --------                          --------    --------
Net income. . . . . . . . . . . . . .    $49,955      $46,174      $52,811      8.2 %    (5.4)%      $96,129     $93,815     2.5 %
                                        ========     ========     ========                          ========    ========

[OLD KENT LOGO]
       FINANCIAL CORPORATION

  SECOND QUARTER 1998                                      CONSOLIDATED KEY FINANCIAL DATA
                                                         THREE MONTHS ENDED
[AMOUNT IN THOUSANDS,                   -------------------------------------------------------
   EXCEPT PER SHARE DATA]                                                        CHANGE FROM:       SIX MONTHS ENDED JUNE 30,
                                                                              -----------------     ------------------------------
                                         JUNE 30     MARCH 31     JUNE 30      PRIOR     YEAR                              PERCENT
KEY STATISTICS                            1998         1998       1997<FA>    QUARTER    AGO          1998      1997<FA>   CHANGE
----------------------------------------------------------------------------------------------------------------------------------
Net income. . . . . . . . . . . . . .   $49,955      $46,174      $52,811       8.2 %   (5.4)%      $96,129     $93,815      2.5 %
Earnings per share:
   Basic. . . . . . . . . . . . . . .     $0.53        $0.48        $0.53      10.4 %     -- %        $1.01       $0.93      8.6 %
   Diluted. . . . . . . . . . . . . .     $0.52        $0.48        $0.52       8.3 %     -- %        $1.00       $0.92      8.7 %
Return on average total assets. . . .      1.43 %       1.33 %       1.60 %                            1.38 %      1.44 %
Return on average total equity. . . .     20.47        18.35        20.85                             19.39       18.49
Net interest margin . . . . . . . . .      4.16         4.26         4.37                              4.21        4.40
Yield on average earning assets . . .      8.30         8.37         8.44                              8.28        8.42
Cost of average paying liabilities. .      4.62         4.73         4.75                              4.68        4.70
Efficiency ratio (b):
   Banking. . . . . . . . . . . . . .     53.01 %      55.21 %      55.76 %                           54.11 %     56.35 %
   Nonbanking . . . . . . . . . . . .     85.76        84.56        79.53                             83.94       82.84
   Consolidated . . . . . . . . . . .     60.49        61.71        60.30                             61.89       61.07
COMMON STOCK INFORMATION             (ADJUSTED FOR STOCK DIVIDENDS AND STOCK SPLITS)
----------------------------------------------------------------------------------------------------------------------------------
Book value. . . . . . . . . . . . . .    $10.25       $10.49       $10.49      (2.3)%   (2.3)%       $10.25      $10.49     (2.3)%
Dividends paid. . . . . . . . . . . .     0.171        0.171        0.154        --     11.0 %        0.342       0.309     10.7 %
Per share price:
   High . . . . . . . . . . . . . . .     39.46        39.05        26.36                             39.46       26.36
   Low. . . . . . . . . . . . . . . .     35.65        34.29        21.09                             34.29       21.09
   Close. . . . . . . . . . . . . . .    $35.97       $36.55       $25.71                            $35.97      $25.71
Outstanding shares at end of period .    94,157       96,125       99,928      (2.0)%   (5.8)%       94,157      99,928     (5.8)%
Number of shares used to compute
   earnings per share:
   Basic. . . . . . . . . . . . . . .    95,124       96,525       99,952      (1.5)%   (4.8)%       95,824     100,474     (4.6)%
   Diluted. . . . . . . . . . . . . .    96,004       97,444      100,803      (1.5)%   (4.8)%       96,724     101,239     (4.5)%
Number of shares traded . . . . . . .    10,704       11,907       11,755                            22,611      29,864

  <FA> INCLUDES A $16,664 (PRE-TAX) AND $10,582 (AFTER-TAX) GAIN FROM THE
       SALE OF $266 MILLION OF CREDIT CARD LOANS DURING THE SECOND QUARTER OF 1997. THE NON-RECURRING GAIN CONTRIBUTED $.11 TO NET INCOME PER COMMON SHARE FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997.
  <FB> EXCLUDES SECURITIES GAINS, NON-RECURRING ITEMS AND OTHER REAL-ESTATE
       OWNED EXPENSE.
   NM  NOT MEANINGFUL.

[OLD KENT LOGO]
        FINANCIAL CORPORATION
                                                                                                                  AVERAGE BALANCE
AVERAGE BALANCES, YIELDS AND         2ND QUARTER 1998           1ST QUARTER 1998           2ND QUARTER 1997       PERCENT CHANGE
RATES (YIELDS AND RATES ARE       ------------------------   ------------------------   ------------------------  ---------------
ON A FULLY TAXABLE-EQUIVALENT     ENDING   AVERAGE  YIELD/   ENDING   AVERAGE  YIELD/   ENDING   AVERAGE  YIELD/   PRIOR     YEAR
BASIS, DOLLARS IN MILLIONS)       BALANCE  BALANCE   RATE    BALANCE  BALANCE   RATE    BALANCE  BALANCE   RATE   QUARTER    AGO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Loans:
  Commercial loans and leases. .  $5,179   $5,164   8.91 %   $5,140   $5,125   9.21 %   $4,873   $4,801    9.03 %   0.8 %    7.6 %
  Consumer and home equity . . .   2,326    2,349   9.40      2,380    2,479   9.36      2,557    2,482    9.29    (5.2)    (5.4)
  Credit card. . . . . . . . . .      --       --     --         --       --     --          5      188   16.29      --       --
  Residential mortgages. . . . .     638      659   8.08        694      733   8.12        915      942    8.03   (10.1)   (30.0)
                                 -------  -------           -------  -------           -------  -------
 Total loans . . . . . . . . . .   8,143    8,172   8.98      8,214    8,337   9.16      8,349    8,412    9.16    (2.0)    (2.9)
 Securities. . . . . . . . . . .   2,786    2,909   6.65      3,016    2,899   6.79      2,930    2,914    6.65     0.3     (0.2)
 Mortgages held-for-sale . . . .   1,505    1,695   7.08      1,735    1,525   7.05        815      753    7.81    11.2    125.1
 Other interest-earning assets .      70       47   4.03         60       34   5.40        112      108    5.88    38.2    (56.5)
                                 -------  -------           -------  -------           -------  -------
   TOTAL EARNING ASSETS. . . . .  12,504   12,823   8.18     13,025   12,795   8.36     12,205   12,187    8.44     0.2      5.2
 Unrealized gain/(loss) on
  securities available-for-sale.       9        6                 7       11               (21)     (32)             --       --
 Allowance for credit losses . .    (164)    (164)             (162)    (159)             (157)    (164)            3.1       --
 Cash and due from banks . . . .     554      507               528      489               593      465             3.7      9.0
 Other assets. . . . . . . . . .     837      823               822      793               740      726             3.8     13.4
                                 -------  -------           -------  -------           -------  -------
TOTAL ASSETS . . . . . . . . . . $13,740  $13,995           $14,220  $13,929           $13,361  $13,183             0.5      6.2
                                 =======  =======           =======  =======           =======  =======

LIABILITIES AND SHAREHOLDERS'
 EQUITY:
 Savings deposit . . . . . . . .  $3,281   $3,243   2.74 %   $3,157   $3,115   2.67 %   $2,986   $3,029    2.61 %   4.1 %    7.1 %
 Negotiable and foreign
  deposits . . . . . . . . . . .     980      997   5.57        871      857   5.66        932    1,069    5.64    16.3     (6.7)
 Consumer time deposits. . . . .   4,454    4,469   5.28      4,543    4,696   5.39      4,706    4,676    5.56    (4.8)    (4.4)
                                 -------  -------           -------  -------           -------  -------
  Total interest-bearing
   deposits. . . . . . . . . . .   8,715    8,709   4.37      8,571    8,668   4.44      8,624    8,774    4.55     0.5     (0.7)
 Federal funds purchased and
  repurchase agreements. . . . .     787    1,008   4.99      1,029      881   5.03        594      728    4.90    14.4     38.5
 Other borrowed funds. . . . . .   1,078    1,243   5.77      1,422    1,334   6.14      1,032      752    6.33    (6.8)    65.3
 Subordinated debt . . . . . . .     100      100   6.74        100      100   6.74        100      100    6.74      --       --
 Floating rate subordinated
  securities . . . . . . . . . .     100      100   6.82        100      100   6.81        100      100    6.89      --       --
                                 -------  -------           -------  -------           -------  -------
  Total interest-bearing funds .  10,780   11,160   4.62     11,222   11,083   4.73     10,450   10,454    4.75     0.7      6.8

 Demand deposits . . . . . . . .   1,766    1,672             1,728    1,601             1,638    1,473             4.4     13.5
 Other liabilities . . . . . . .     229      187               262      239               225      243           (21.8)   (23.1)
Shareholders' equity:
 Common stock, surplus, and
  retained earnings. . . . . . .     959      972             1,003      999             1,060    1,033            (2.7)    (5.9)
 Net unrealized gain/(loss) on
  securities available-for-sale.       6        4                 5        7               (13)     (20)             --       --
                                 -------  -------           -------  -------           -------  -------
TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY. . . . . . $13,740  $13,995           $14,220  $13,929           $13,361  $13,183             0.5 %    6.2 %
                                 =======  =======           =======  =======           =======  =======

[OLD KENT LOGO]
        FINANCIAL CORPORATION
                                                                                                                  AVERAGE BALANCE
AVERAGE BALANCES, YIELDS AND         2ND QUARTER 1998           1ST QUARTER 1998           2ND QUARTER 1997       PERCENT CHANGE
RATES (YIELDS AND RATES ARE       ------------------------   ------------------------   ------------------------  ---------------
ON A FULLY TAXABLE-EQUIVALENT     ENDING   AVERAGE  YIELD/   ENDING   AVERAGE  YIELD/   ENDING   AVERAGE  YIELD/   PRIOR     YEAR
BASIS, DOLLARS IN MILLIONS)       BALANCE  BALANCE   RATE    BALANCE  BALANCE   RATE    BALANCE  BALANCE   RATE   QUARTER    AGO
---------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS:
Net interest spread. . . . . . .                     3.56 %                     3.63 %                     3.69 %
Net interest income as a percent
 of average earning assets . . .                     4.16 %                     4.26 %                     4.37 %
Total equity to total assets . .   7.02 %                     7.09 %                     7.84 %
Tangible equity to tangible
 assets. . . . . . . . . . . . .   6.16 %                     6.24 %                     6.93 %

MEMORANDA
CORE DEPOSITS. . . . . . . . . .  $9,501   $9,384            $9,428   $9,412            $9,330   $9,178            (0.3)%   2.2 %
                                  ======   ======            ======   ======            ======   ======
TOTAL DEPOSITS . . . . . . . . .  10,481   10,381            10,299   10,269            10,262   10,247             1.1     1.3
                                  ======   ======            ======   ======            ======   ======
 THIRD PARTY MORTGAGE SERVICING
 PORTFOLIO . . . . . . . . . . .  13,949                     12,643                     10,879
                                  ======                     ======                     ======
TOTAL FULL-TIME EQUIVALENT
 EMPLOYEES . . . . . . . . . . .   6,455                      6,456                      6,175
                                  ======                     ======                     ======

                                                       THREE MONTHS ENDED
                                  -------------------------------------------------------------                 SIX MONTHS ENDED
                                  JUNE 30                    MAR. 31                    JUNE 30                      JUNE 30
CREDIT QUALITY                     1998                       1998                       1997                    1998      1997
----------------------------------------------------------------------------------------------------------------------------------
Ending allowance for credit
 losses. . . . . . . . . . . . .  $164.0                     $162.0                     $157.3                  $164.0    $157.3
                                  ======                     ======                     ======                  ======    ======
Nonperforming assets:
 Nonaccrual. . . . . . . . . . .    66.3                       65.3                       43.0                    66.3      43.0
 Renegotiated. . . . . . . . . .     3.0                        2.6                        3.0                     3.0       3.0
                                  ------                     ------                     ------                  ------    ------
   Total impaired loans. . . . .    69.3                       67.9                       46.0                    69.3      46.0
 Other real estate owned . . . .     7.3                        8.0                        5.6                     7.3       5.6
                                  ------                     ------                     ------                  ------    ------
   Total nonperforming assets. .    76.6                       75.9                       51.6                    76.6      51.6
                                  ======                     ======                     ======                  ======    ======
Loans delinquent over 90 days. .    12.9                       11.3                       20.1                    12.9      20.1
                                  ======                     ======                     ======                  ======    ======
 Gross charge-offs . . . . . . .    14.0                       13.9                       18.0                    27.9      33.2
 Recoveries. . . . . . . . . . .     4.4                        4.1                        3.2                     8.5       7.4
                                  ------                     ------                     ------                  ------    ------
Net charge-offs. . . . . . . . .     9.6                        9.8                       14.8                    19.4      25.8
                                  ======                     ======                     ======                  ======    ======
Provision for credit losses. . .   $11.4                      $15.1                      $11.7                   $26.4     $22.0
                                  ======                     ======                     ======                  ======    ======

KEY RATIOS:
 Allowance to loans. . . . . . .    2.01 %                     1.97 %                     1.88 %                  2.01 %    1.88 %
 Allowance to impaired loans . .  236.73                     238.79                     342.03                  236.73    342.03
 Impaired loans to loans . . . .    0.85                       0.83                       0.55                    0.85      0.55
 Nonperforming assets to assets.    0.56                       0.53                       0.39                    0.56      0.39
 90 days delinquent to loans . .    0.16                       0.14                       0.24                    0.16      0.24
 Net charge-offs to average
  loans. . . . . . . . . . . . .    0.47 %                     0.47 %                     0.71 %                  0.47 %    0.62 %

AVERAGE BALANCES, YIELDS AND RATES                                                 SIX MONTHS ENDED JUNE 30,
                                                                              1998                           1997
                                                                   ------------------------       ------------------------
(YIELDS AND RATES ARE ON A FULLY TAXABLE-                            AVERAGE        AVERAGE         AVERAGE        AVERAGE
 EQUIVALENT BASIS, DOLLARS IN THOUSANDS)                             BALANCE         RATE           BALANCE         RATE
--------------------------------------------------------------------------------------------------------------------------
AVERAGE ASSETS:
   Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . .     $8,254,611       9.10 %        $8,363,809       9.16 %
   Taxable investment securities. . . . . . . . . . . . . . . .      2,767,507       6.64          23,718,010       6.47
   Tax - exempt investment securities . . . . . . . . . . . . .        135,967       8.62             151,866       8.27
   Mortgages available-for-sale . . . . . . . . . . . . . . . .      1,609,889       7.07             637,265       7.79
   Interest - earning deposits. . . . . . . . . . . . . . . . .         20,919       3.86               4,412       5.62
   Federal funds sold and resale agreements . . . . . . . . . .         16,793       5.73             124,336       5.41
   Trading account securities . . . . . . . . . . . . . . . . .          2,968       2.85              34,939       7.69
                                                                   -----------                    -----------
      Total earning assets. . . . . . . . . . . . . . . . . . .     12,808,654       8.28          12,034,637       8.42
                                                                   -----------                    -----------
   Unrealized gain/(loss) on securities available-for-sale. . .          8,880                        (25,602)
   Allowance for loan losses. . . . . . . . . . . . . . . . . .       (161,188)                      (166,686)
   Cash and due from banks. . . . . . . . . . . . . . . . . . .        498,147                        460,339
   Other Assets . . . . . . . . . . . . . . . . . . . . . . . .        807,256                        711,162
                                                                   -----------                    -----------
      TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . .    $13,961,749                    $13,013,850
                                                                   ===========                    ===========

AVERAGE LIABILITIES AND SHAREHOLDERS' EQUITY:
   Savings Deposits . . . . . . . . . . . . . . . . . . . . . .     $3,178,735       2.71 %        $3,042,218       2.61 %
   Time Deposits:
      Negotiable. . . . . . . . . . . . . . . . . . . . . . . .        884,352       5.62             964,125       5.70
      Foreign . . . . . . . . . . . . . . . . . . . . . . . . .         42,942       5.46              39,856       5.38
      Other time. . . . . . . . . . . . . . . . . . . . . . . .      4,582,455       5.34           4,723,588       5.52
                                                                   -----------                    -----------
        Total interest - bearing deposits . . . . . . . . . . .      8,688,484       4.40           8,769,787       4.53
   Federal funds purchased and
      repurchase agreements . . . . . . . . . . . . . . . . . .        944,169       5.01             650,830       4.78
   Other borrowed funds . . . . . . . . . . . . . . . . . . . .      1,288,756       5.96             689,934       6.22
   Subordinated debt. . . . . . . . . . . . . . . . . . . . . .        100,000       6.74             100,000       6.74
   Floating rate subordinated securities. . . . . . . . . . . .        100,000       6.82              83,425       6.81
                                                                   -----------                    -----------
      Total interest - bearing funds. . . . . . . . . . . . . .     11,121,409       4.68          10,293,976       4.70
   Demand deposits. . . . . . . . . . . . . . . . . . . . . . .      1,636,349                      1,462,787
   Other liabilities. . . . . . . . . . . . . . . . . . . . . .        212,707                        242,435
   Shareholders' equity:
      Common stock, capital surplus and retained earnings . . .        985,512                      1,030,725
      Unrealized gain/(loss) on securities available-for-sale .          5,772                       (16,073)
                                                                   -----------                    -----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY. . . . . . . .    $13,961,749                    $13,013,850
                                                                   ===========                    ===========

      NET INTEREST SPREAD . . . . . . . . . . . . . . . . . . .                      3.60 %                         3.72 %

      NET INTEREST INCOME AS A
        PERCENTAGE OF AVERAGE EARNING ASSETS. . . . . . . . . .                      4.21 %                         4.40 %